Exhibit 99.1

COMMUTATION AND RELEASE AGREEMENT

     This Commutation and Release Agreement (the “Agreement”) is made by and between Annuity & Life Reassurance, Ltd. (the “REINSURER”), an insurance company domiciled in Bermuda, and Connecticut General Life Insurance Company (the “COMPANY”), an insurance company domiciled in Connecticut, effective as of the EFFECTIVE DATE (as hereinafter defined). The REINSURER and the COMPANY are hereinafter referred to collectively as the “Parties” and individually as a “Party”.

RECITALS

     WHEREAS, the REINSURER and the COMPANY (through its CIGNA Reinsurance division) have entered into a certain Retrocessional Agreement, Treaty No. 5100107, Effective August 1, 1998 (a copy of which is attached hereto), pursuant to which the REINSURER reinsured certain liabilities of the COMPANY (the “Reinsurance Agreement”); and

     WHEREAS, in order to secure its obligations under the Reinsurance Agreement, the REINSURER delivered to the COMPANY letter of credit No. CS1304122 issued by Fleet National Bank in the amount of $11.0 million (the “Letter of Credit”); and

     WHEREAS, on or about July 27, 2004, the COMPANY drew the entire amount of the Letter of Credit, and continues to hold the proceeds thereof, together with all income and interest thereon (the “Proceeds”); and

     WHEREAS, certain premiums (the “Accrued Premium”) have become due and payable under the Reinsurance Agreement and remain unpaid as of the date hereof; and

     WHEREAS, the Parties now wish to fully and finally terminate, release, determine and fully and finally settle, commute and extinguish all their respective past, present, and future obligations and liabilities, known and unknown, fixed and contingent, under, arising out of, related to and/or pursuant to the Reinsurance Agreement; and

     WHEREAS, the Parties recognize and understand that a final settlement now by the REINSURER to fully satisfy and terminate its past, present and future obligations to the COMPANY under the Reinsurance Agreement as and when they become due will eliminate the uncertainty of contingent liabilities for currently unresolved or unknown losses, and that the Parties will benefit by the Company’s acceptance of a final settlement from the REINSURER now and hereinafter crediting the REINSURER with full discharge of all obligations including full payment of all future losses and expenses which would otherwise have been payable by the REINSURER as and when the REINSURER’s obligation becomes due; and

     WHEREAS, the COMPANY has agreed to accept in full satisfaction of the REINSURER’s past, present and future liability under the Reinsurance Agreement, the Proceeds, the issuance of a warrant for the purchase of common stock of the REINSURER (hereafter described) and the termination of any obligation to pay the Accrued Premium and future premium under the Reinsurance Agreement (collectively, the “COMMUTATION CONSIDERATION”);

     NOW, THEREFORE, in consideration of the covenants, conditions, promises and releases contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to commute all rights and obligations under the Reinsurance Agreement as follows:

     Article 1. Consideration.

     (a) On the EFFECTIVE DATE (as hereinafter defined), the REINSURER shall issue to the COMPANY a Common Stock Purchase Warrant in the form of Schedule B hereto (the “Warrant”) and the COMPANY shall retain the Proceeds and the Accrued Premium and shall have ownership thereof and indefeasible, unencumbered title thereto.

     (b) On the EFFECTIVE DATE, the Reinsurance Agreement shall terminate and neither the COMPANY nor the REINSURER shall have any ongoing obligations thereunder. All payments and transactions prior to the EFFECTIVE DATE shall become final and all further obligations shall be commuted in accordance with this Agreement.

     Article 2. Release.

     (a) In consideration of the COMMUTATION CONSIDERATION, the COMPANY shall automatically credit the REINSURER with full payment of all future balances under the Reinsurance Agreement as and when those balances become due, and the COMPANY hereby irrevocably and unconditionally releases and forever discharges the REINSURER, including any predecessor or any affiliated insurance company, its parent, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, demands, setoffs damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, which the COMPANY now has, owns or holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring prior to or subsequent to the EFFECTIVE DATE, against the REINSURER, arising from, based upon, or in any way related to the Reinsurance Agreement or the Letter of Credit, arising out of or relating to tort or contract or otherwise, including without limitation claims for indemnification and contribution, provided, however that the provisions of this Article 2(a) shall not discharge obligations of the REINSURER which have been undertaken or imposed by the terms of this Agreement or the Warrant.

     (b) The REINSURER hereby irrevocably and unconditionally releases and forever discharges the COMPANY, its parents, subsidiaries and affiliates, and their respective predecessors, successors, assigns, officers, directors, agents, employees, shareholders, representatives and attorneys from any and all present and future actions, causes of action, suits, debts, liens, contracts, rights, agreements, obligations, promises, liabilities, claims, demands, setoffs, damages, controversies, losses, costs and expenses (including attorneys’ fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, which the REINSURER now has, owns, holds or claims to have, own, or hold, or at any time heretofore had, owned, or held or claimed to have had, owned, or held, or may hereafter have, own, or hold or claim to have, own, or hold, arising out of conduct or matters occurring prior to or subsequent to the EFFECTIVE DATE, against the COMPANY, arising from, based upon, or in any way related to the Reinsurance Agreement or the Letter of Credit, arising out of or relating to tort or contract or otherwise, including without limitation claims for indemnification and contribution, provided, however, that the provisions of this Article 2(b) shall not discharge obligations of the COMPANY which have been undertaken or imposed by the terms of this Agreement or the Warrant.

     (c) It is the intention of the Parties that this release operates as a full and final settlement and discharge of each other Party’s past, present and future claims, causes of action, obligations and liabilities to each other Party hereto whether known or unknown, reported or unreported, accrued or yet to accrue, arising directly or indirectly under or in connection with the Reinsurance Agreement and the Letter of Credit. The Parties acknowledge that full payment of the COMMUTATION CONSIDERATION will be in complete accord, satisfaction, settlement and commutation of any and all past, current and future liabilities and obligations that each Party owes or may owe to the other arising directly or indirectly under or in connection with the Reinsurance Agreement and/or the Letter of Credit including, without limitation, the obligation to pay the Premium or provide reinsurance cover or otherwise comply with the Reinsurance Agreement.

     (d) This Agreement is intended to and does finally resolve the rights, liabilities and obligations of the Parties arising directly or indirectly under or in connection with the Reinsurance Agreement and the Letter of Credit and none of the Parties shall seek to reopen or set aside this Agreement on any grounds whatsoever, including (without prejudice to the generality of the foregoing) that the whole or any part of this Agreement or all or any of the Reinsurance Agreement and the Letter of Credit are void or voidable for any misrepresentation, mistake of fact or for any error howsoever arising (including any intentional or negligent act, error or omission of any other party) or on the basis that any of the Parties in the future becomes aware of any mistake of law (including any such mistake arising out of a subsequent change in the law which shall include, without limitation, a settled understanding of the law which is subsequently departed from by judicial decision), in any way whatsoever connected with or related directly or indirectly to this Agreement or the Reinsurance Agreement or the Letter of Credit.

     (e) To the extent, applicable, the Parties fully understand and agree that they are, by entering into this Agreement, expressly waiving their rights and benefits under section 1542 of the California Civil Code or any similar provisions of the law. Section 1542 provides in its material parts that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him must have materially affected his settlement with the debtor.

     Article 3. Exclusive Benefit of the Parties and Binding Effect. The rights, duties and obligations set forth herein shall inure to the benefit of and be binding upon the COMPANY and the REINSURER as they are identified in this Agreement and their respective predecessors, parents, successors, affiliates, officers, directors, employees, agents, subsidiaries, shareholders, representatives, attorneys, liquidators, receivers and assigns of the parties hereto and is not intended to confer any rights or benefits upon persons or entities other than the foregoing parties.

     Article 4. Full and Independent Knowledge. Each of the Parties represents to the other as follows: (a) it has had full opportunity to consult with its respective attorneys in connection with the negotiation and drafting of this Agreement and the Warrant; (b) it has carefully read and understands the scope and effect of each provision contained in this Agreement and the Warrant; (c) it has conducted all necessary due diligence, investigation and analysis of the transactions contemplated by this Agreement and the Warrant; and (d) it is not relying upon any representations made by any other party, its attorneys or other representatives except as set forth herein.

     Article 5. Compromise. The Parties agree that this Agreement sets forth a compromise and shall never at any time for any purpose be considered as an admission of liability or responsibility on the part of any party hereto regarding any aspect of the Reinsurance Agreement or the Letter of Credit.

     Article 6. Other Actions. The Parties agree that this Agreement and the negotiations and proceedings leading to this Agreement shall not form the basis for any claim by either against the other or against any officer, director, consultant, professional or shareholder of the other, except with respect to an action for enforcement of this Agreement or the Warrant.

     Article 7. Confidentiality. The Parties agree to maintain in strict confidence and refrain from disclosing this Agreement, the terms of this Agreement and the negotiations and proceedings leading up to this Agreement (including any related documents) unless such disclosure is required as a result of court order, subpoena, or lawful discovery procedures. In the event of any court order, subpoena, or lawful discovery procedures seeking disclosure, no disclosure shall be made unless and until the disclosing Party has given the other Party not less than five (5) business days prior written notice of the requirement of making such disclosure and an opportunity to obtain a protective order. Notwithstanding the foregoing, the Parties may disclose the existence and terms of this Agreement (a) to their respective auditors, counsel and retrocessionaires, (b) in connection with a proceeding to enforce the terms of this Agreement, (c) to any governmental authority having regulatory authority over such party to the extent that such authority shall have requested such information or such disclosure is required by law; and (d) in public filings required by applicable securities laws, provided that the REINSURER shall have provided the COMPANY with the proposed text of any disclosure and an opportunity to comment on such text prior to publishing such disclosure. The disclosing party shall be liable for the non-compliance by any third party with the provisions of this Article 7. The provisions of this Article 7 shall survive any termination or rescission of this Agreement.

     Article 8. Further Assurances. The Parties, without further consideration, agree to execute and deliver such other documents and take such other action as may be necessary to effect this Agreement. Nothing contained herein shall obligate the Company to provide any information which it would not have been obligated to provide (or in the ordinary course would not have provided) to REINSURER under the Reinsurance Agreement or otherwise in the absence of this Agreement.

     Article 9. Warranties. Each of the Parties warrants and represents to the other that it is a corporation in good standing in its respective jurisdiction of domicile; that the execution and performance of this Agreement and the Warrant is fully authorized by such Party; that the persons executing this Agreement have full authority to execute this Agreement and the Warrant on behalf of such party, and its respective successors and assigns; that the commutation and release set forth in this Agreement is valid, effective and binding in all aspects; that, upon the EFFECTIVE DATE, all necessary authorizations, consents and approvals of all regulatory or government entities with regulatory jurisdiction over such Party shall have been obtained to make this Agreement and the Warrant valid and binding upon it, including without limitation, in the case of the REINSURER, the approval (if necessary) of the Bermuda regulators having jurisdiction over the Reinsurer; and that no claim or loss being paid or settled by this Agreement has been previously assigned, sold or transferred to any other person or entity.

     Article 10. Opinion of Counsel. The REINSURER shall deliver to the COMPANY an opinion of counsel (the “Opinion”) in form and substance satisfactory to the COMPANY to the effect that it is a corporation in good standing in its jurisdiction of domicile; that the execution and performance of this Agreement and the Warrant is fully authorized by the REINSURER and does not conflict with any organizational documents or other agreements to which the REINSURER is subject; that the persons executing this Agreement have full authority to execute this Agreement and the Warrant on behalf of the REINSURER, that this Agreement and the Warrant are binding and enforceable in accordance with their respective terms; and that all necessary authorizations, consents and approvals of all regulatory or government entities with regulatory jurisdiction over the REINSURER have been obtained.

     Article 11. Miscellaneous.

     (a) Should any provision of this Agreement, except Article 2, be declared or determined by any court to be illegal or invalid, the validity of the remaining part, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be part of this Agreement. If Article 2(b) or the Warrant is deemed or becomes unenforceable for any reason, COMPANY, at its option, will be entitled to rescind this Agreement and any agreement executed in connection with this Agreement relating to the Reinsurance Agreement in which case any and all claims or defenses that might have been asserted by the REINSURER shall be revived free of any release or other provisions of this Agreement, and any such claims or defenses shall be deemed for purposes of any applicable time bar to have been asserted and filed as of August 15, 2004.

     (b) This Agreement sets forth the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior Agreement or understanding between them pertaining to the subject matter hereof. A facsimile copy of a signature shall have the same force and effect as an original signature.

     (c) This Agreement may not be amended, altered, supplemented or modified, except by written agreement signed by the Parties.

     (d) This Agreement may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement.

     (e) This Agreement shall be effective on the day on which this Agreement and the Warrant shall both have been executed and delivered by the Parties, and the Opinion shall have been delivered to the COMPANY (such day being the “EFFECTIVE DATE”).

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of law or choice of law.

     (g) The Parties hereby consent to the jurisdiction of the courts of the State of Connecticut exclusively in connection with any legal action arising out of this Agreement.

     (h) In the event of any breach of the terms or conditions of this Agreement, the party prevailing at trial shall be entitled to recover from the breaching party, all costs and expenses, including, without limitation, reasonable attorneys fees and disbursements.

     (i) All notices under this Agreement shall be in writing and shall be deemed to be duly given and received (i) upon delivery if delivered by certified mail; or (ii) on the next Business Day if sent by overnight courier, if sent to a Party to its Address for Notices on Schedule A hereto or to such other address as any party may have furnished to the other in writing.

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IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized officers as of the day and year first written below.

Connecticut General Life Insurance Company

By:		Dated:
Name:
Title:

Annuity & Life Reassurance, Ltd.

By:		Dated:

Name:
Title:

SCHEDULE A

Address for Notice

If to the COMPANY

Connecticut General Life Insurance Company
900 Cottage Grove Rd, S-352
Bloomfield CT_06152-2352
Phone: (860) 226-5445
Fax: (860) 226-8885
Attn: Joel Messing, Esq.

With a copy to (which does not constitute notice):

Bingham McCutchen LLP
Suite 2200
1 State St.
Hartford CT 06103
Phone: 860-240-2722
Fax: 860-240-2800
Attn: Harold S. Horwich, Esq.

If to the REINSURER

Annuity and Life Re (Holdings), Ltd.
Cumberland House
1 Victoria Street
Hamilton, Bermuda HM11
Phone: (441) 296-7667
Fax: (441) 296-7665
Attn: John Burke, Chief Executive Officer

With a copy to (which does not constitute notice):

Drinker, Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia PA 19103-6996
Attn: Robert C. Jelke, Esq.
Phone: (215) 988-2759
Fax: (215) 988-2757

SCHEDULE B

Form of Common Stock Purchase Warrant